UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2020

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

Oncocyte Corporation (“Oncocyte”) is filing this Amendment No. 1 (the “Amendment”) to its Current Report on Form 8-K as originally filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2020 (the “Original Filing”) in accordance with Item 9.01(a)(4) of Form 8-K to include as exhibits to the Original Filing an audited statement of assets acquired and liabilities assumed at fair value, as of January 31, 2020, in lieu of the financial statements of Insight Genetics, Inc. required by Rule 8-04 of Regulation S-X, and unaudited pro forma condensed combined balance sheets of Oncocyte as of December 31, 2018 and September 30, 2019, in lieu of the pro forma financial statements otherwise required by Rule 8-05 of Regulation S-X, as permitted by the staff of the Securities and Exchange Commission pursuant to its authority in Rule 3-13 of Regulation S-K

This Amendment does not reflect events occurring after the date of the Original Filing or modify or update any disclosures that may have been affected by subsequent events

Forward-Looking Statements

Oncocyte Corporation cautions you that this Amendment to Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, but not limited to, the Company’s acquisition of Insight Genetics, Inc., a Tennessee corporation (“Insight”), and the effects of the acquisition. All statements that are not historical facts (including, but not limited to, statements that contain words such as “will,” “likely,” “may,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “intends,” “seeks,” “designs,” “develops,” “would,” “future,” “can,” “could,” “project,” “potential,” and similar expressions) are forward-looking statements. These statements include, but are not limited to, those related to implementation and results of research, development, clinical trials and studies, commercialization plans, future financial and operating results, and future opportunities for Oncocyte, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and commercialization of potential diagnostic tests or products, uncertainty in the results of clinical trials, changes to regulatory requirements, the need and ability to obtain future capital, protection of trade secrets and maintenance of other intellectual property rights, and the need to obtain third party reimbursement for patients’ use of any diagnostic tests we commercialize, and risks inherent in acquisitions such as failure to realize the anticipated benefits of the acquisition, unexpected expenditures or assumed liabilities that may be incurred as a result of the acquisition, unanticipated difficulties in conforming business practices, including accounting policies, procedures and internal controls, and financial records of Insight with Oncocyte, inability to accurately forecast the performance of Insight resulting in unforeseen adverse effects on Oncocyte’s operating results, failure to retain or integrate Insight personnel, greater than estimated allocations of Oncocyte resources to develop and commercialize Insight technologies or failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the “Risk Factors” and other cautionary statements found in Oncocyte’s Securities and Exchange Commission (“SEC”) filings, which are available on the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

References to “Oncocyte,” “we,” “us,” and “our” are references to OncoCyte Corporation.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Statement of Assets Acquired and Liabilities Assumed at Fair Value as of January 31, 2020

Notes to Statement of Assets Acquired and Liabilities Assumed

(b)	Pro forma financial information

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2019

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2018

Notes to Unaudited Pro Forma Condensed Combined Balance Sheets

(c)	Exhibits

Exhibit Number	Description

23.1	Consent of OUM & Co., LLP

99.1	Audited Statement of Assets Acquired and Liabilities Assumed as of January 31, 2020

99.2	Pro Forma Condensed Combined Balance Sheets

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: March 17, 2020	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

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